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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 9, 2008

                              AMISH NATURALS, INC.
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             (Exact name of registrant as specified in its charter)


           Nevada                    000-50662                  98-0377768
           ------                    ---------                  ----------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

                   6399 State Road 83, Holmesville, Ohio 44633
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (330) 674-0998

                  8224 County Road 245, Holmesville, Ohio 44633
                  ---------------------------------------------
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS: ELECTION OF
          DIRECTORS: APPOINTMENT OF PRINCIPAL OFFICERS.

On September 9th, 2008, Martin Silver resigned as chief executive officer, chairman of the board and as a director of Amish Naturals. The remaining directors, David Skinner, Carlo Vesco and Kenneth Troyer appointed Mr. Troyer as Chairman of the Board of Directors. David Skinner was appointed the Chief Executive Officer.

Amish Naturals made additional cost saving measures. The position of, Executive Vice President and Chief Operating Officers position was eliminated and the employment of Troy Treangen was terminated.

The registrant has provided Mr. Silver and Mr. Treangen with a copy of this current report prior to the filing thereof and informed them that they had the opportunity to provide the registrant with correspondence stating whether each agrees or disagrees with the disclosure contained in this current report which the registrant would also file such correspondence as an exhibit to this current report or an amendment thereto.

Item 9.01.   Financial Statements and Exhibits

       (d)   The following exhibits are filed with this report:

       Exhibit     Description
       Number

         17.3      Resignation Letter of Martin Silver dated September 9, 2008




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 12, 2008                       AMISH NATURALS, INC.


                                                /s/ DAVID SKINNER, SR.
                                                ----------------------
                                                DAVID SKINNER, SR.
                                                Chief Executive Officer



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